                                                                     EXHIBIT 4.8

                               WEBSIDESTORY, INC.

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

      This Amendment (the "AMENDMENT") dated as of July 21, 2004 is entered into by and among WebSideStory, Inc., a Delaware corporation (the "COMPANY"), Blaise
P. Barrelet ("BARRELET") and certain investors as listed on Schedule A attached hereto (the "INVESTORS").

                                    RECITALS

      WHEREAS, the Company and the Investors entered into that certain Registration Rights Agreement dated June 18, 1999, as amended on June 30, 2000, December 12, 2000 and March 2, 2001 (collectively, the "ORIGINAL AGREEMENT"), under which the Company granted certain registration rights to the Investors;

      WHEREAS, the Company has filed a Registration Statement on Form S-1 for its initial public offering (the "REGISTRATION STATEMENT") in which the Company intends to sell shares of its common stock (the "COMMON STOCK");

      WHEREAS, pursuant to the Original Agreement, the Investors' right to sell shares of Common Stock pursuant to the Registration Statement is senior to the ability of Barrelet to sell shares of Common Stock pursuant to the Registration Statement;

      WHEREAS, upon the occurrence of certain events, the Company and the Investors desire to include a portion of Barrelet's Common Stock in the Registration Statement by amending the Original Agreement;

      WHEREAS, the Original Agreement provides that an amendment of the Original Agreement may be effected by the written consent of the Company and a Majority Interest (as such term is defined in the Original Agreement) of the Investors; and

      WHEREAS, the undersigned Investors constitute holders of not less than a Majority Interest of the Investors and, therefore, are entitled to bind all other holders of Registrable Securities (as such term is defined in the Original Agreement) who are parties to the Original Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

      1. Piggyback Registration. Section 4 is hereby amended in its entirety to read as follows:

            "4. Piggyback Registration.

                  (a) If the Company at any time proposes to register any of its
            Common Stock under the Securities Act for sale to the public (including pursuant to a demand under Section 2 hereof as provided therein and except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice at the applicable address of record to each holder of Registrable Securities of its intention to do so. Upon the written request of any of such holders of the Registrable Securities, given within thirty (30) days after receipt by such Person of such notice, the Company will, subject to the limits contained in this Section 4, use its reasonable best efforts to cause all such Registrable Securities of said requesting holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities; provided, however, that if the Company is advised in writing in good faith by any managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by persons other than the Company (collectively, "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including such holders of shares of Registrable Securities) to a number deemed satisfactory by such managing underwriter; and provided further, that the shares to be excluded shall be determined in the following sequence (except with respect to a demand under Section 2 hereof): (i) first, securities held by any Persons not having any such contractual, incidental registration rights; (ii) second, securities held by any Persons having contractual, incidental registration rights pursuant to an agreement which is not this Agreement; (iii) third, securities held by the Founders (as defined in the Purchase Agreement); and (iv) fourth, all Registrable Securities in each case as determined on a pro rata basis in accordance with their holdings. Notwithstanding the foregoing, except with respect to the Company's first registration of Common Stock pursuant to the Securities Act, in no event shall the number of Registrable Securities included in a registration pursuant to this section be reduced to less than twenty percent (20%) of all shares to be registered.

            (b) Notwithstanding Section 4(a), with respect to the Registration Statement previously filed in connection with the Company's initial public offering (and only with respect to such Registration Statement), this Section 4(b) shall govern. Neither the Investors nor Barrelet shall have any right to sell securities pursuant to the Registration Statement or in connection with the Company's initial public offering except as follows. In addition, the Investors hereby waive any right to notice of the filing of the Registration Statement.

                  (i) The Investors shall be entitled to sell such number of shares of Registrable Securities pursuant to the Registration Statement as is equal to 12% of the total number of securities to be sold (excluding the over-allotment option).

                  (ii) (A) In the event that the value of the Company
            immediately prior to the effectiveness of the Registration Statement is less than $150,000,000, as determined by multiplying the proposed public offering price per share by the number of outstanding shares of Common Stock of the Company immediately prior to the effectiveness of the Registration Statement (assuming exercise or conversion of all outstanding securities exercisable for or convertible into the Company's Common Stock), then the Investors shall be entitled to include such number of shares of Registrable Securities in the over-allotment option contemplated by the Registration Statement as is equal to 50% of the total number of securities to be sold, if any, in such over-allotment option; and

                       (B) In the event that the value of the Company
            immediately prior to the effectiveness of the Registration Statement is equal to or greater than $150,000,000, as determined by multiplying the proposed initial public offering price per share by the number of outstanding shares of Common Stock of the Company immediately prior to the effectiveness of the Registration Statement (assuming exercise or conversion of all outstanding securities exercisble for or convertible into the Company's Common Stock), then the Investors shall be entitled to include such number of shares of Registrable Securities in the over-allotment option contemplated by the Registration Statement as is equal to 40% of the total number of securities to be sold, if any, in such over-allotment option and Barrelet shall be entitled to include such number of shares of Common Stock held by him in the over-allotment option contemplated by the Registration Statement as is equal to 20% of the total number of securities to be sold, if any, in such over-allotment option and such shares of Common Stock held by Barrelet shall be deemed "Registrable Securities" under the Original Agreement with respect to such sale."

       2. Effectiveness of Amendment. In accordance with Section 9 of the Original agreement, this Amendment will not be effective unless and until the Company and a Majority in Interest of the Investors consent in writing to this Amendment.

      3. No other waivers; modifications. Except as otherwise expressly provided in this Amendment, no other portion, section or provision of the Original Agreement is waived or amended and the Original Agreement shall continue in full force and effect, in accordance with its terms.

      4. Miscellaneous. This Amendment will be governed in all respects by the laws of the State of California. This Amendment and the Original Agreement constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and supersede all prior written and oral agreements, representations and commitments, if any, among the parties with respect to such subjects. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument. Any provision of this Amendment may be waived or amended only in accordance with the provisions set forth in the Original Agreement.

             [The remainder of this page intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first set forth above.

                                          "COMPANY"

                                          WEBSIDESTORY, INC.

                                          /s/ Jeffrey W. Lunsford
                                          -----------------------
                                          Jeffrey W. Lunsford
                                          President and Chief Executive Officer



         [SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first set forth above.

                                        "BARRELET"

                                        /s/ Stuart Hurwitz

                                        -----------------------
                                        Stuart Hurwitz, as Attorney-in-Fact for
                                        Blaise P. Barrelet



         [SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first set forth above.

                                   "INVESTORS"

                                   TA/ADVENT VIII L.P.
                                   By: TA Associates VIII LLC, its
                                       General Partner
                                   By: TA Associates, Inc., its Manager

                                                *
                                   By:_______________________


                                   ADVENT ATLANTIC AND PACIFIC III L.P.
                                   By: TA Associates AAP III Partners,
                                       its General Partner

                                   By: TA Associates, Inc., its General Partner

                                                *
                                   By:_______________________

                                   TA INVESTORS LLC
                                   By: TA Associates, Inc., its Manager
                                                *
*By: /s/ Kurt R. Jaggers           By:________________________
    --------------------
         Kurt R. Jaggers
         Managing Director

                                   TA EXECUTIVES FUND LLC
                                   By: TA Associates, Inc., its Manager
                                                *
                                   By:_________________________




         [SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first set forth above.

                                   "INVESTORS"

                                   SUMMIT INVESTORS III, L.P.
                                                *
                                   By:_______________________
                                   General Partner

                                   SUMMIT V ADVISORS FUND (QP), L.P.
                                   By: Summit Partners V, L.P., its
                                       General Partner
                                   By: Summit Partners, LLC, its General Partner

                                                *
                                   By:_______________________


                                   SUMMIT V ADVISORS FUND, L.P.
                                   By: Summit Partners V, L.P., its
                                       General Partner
                                   By: Summit Partners, LLC, its General Partner

                                                *
*By: /s/ Walter G. Kortschak       By:________________________
     -----------------------
         Walter G. Kortschak
         Managing Director

                                   SUMMIT V COMPANION FUND, L.P.
                                   By: Summit Partners V, L.P., its
                                       General Partner
                                   By: Summit Partners, LLC, its General Partner

                                                *
                                   By:_________________________



                                   SUMMIT VENTURES V, L.P.
                                   By: Summit Partners V, L.P., its
                                       General Partner
                                   By: Summit Partners, LLC, its General Partner

                                                *
                                   By:_________________________




         [SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first set forth above.

                                        "INVESTORS"

                                        WESTCLIFF PARTNERS, LP.
                                        By:  Westcliff Capital Management, LLC,
                                             its General Partner
                                                     *
                                        By:________________________

                                        WESTCLIFF AGGRESSIVE GROWTH, LP.
                                        By:  Westcliff Capital Management, LLC,
                                             its General Partner
                                                     *
                                        By:________________________

                                        WESTCLIFF LONG/SHORT, LP.
                                        By:  Westcliff Capital Management, LLC,
                                             its General Partner
                                                     *
*By ______________________              By:________________________
      Richard Spencer
      General Partner                   WESTCLIFF MASTER FUND, LP.
                                        By:  Westcliff Capital Management, LLC,
                                             its General Partner
                                                     *
                                        By:________________________

                                        PALM TRUST
                                        By:  Westcliff Capital Management, LLC,
                                             its Investment Advisor
                                                     *
                                        By:________________________

                                        WESTCLIFF PROFIT SHARING PLAN
                                        By:  Westcliff Capital Management, LLC,
                                             its General Partner
                                                     *
                                        By:________________________

                                        WESTCLIFF SMALL CAP FUND, LP.
                                        By:  Westcliff Capital Management, LLC,
                                             its General Partner
                                                     *
                                        By:________________________



         [SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first set forth above.

                                        "INVESTORS"

                                        PENINSULA FUND L.P.

                                        By:_______________________
                                        Scott Bedford
                                        President



         [SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first set forth above.

                                        "INVESTORS"

                                        -----------------------
                                        John Hentrich


         [SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first set forth above.

                                        "INVESTORS"

                                        -----------------------
                                        Keith Fisher



         [SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                   SCHEDULE A

                                    INVESTORS

JOHN HENTRICH
KEITH FISHER
TA/ADVENT VIII L.P.
ADVENT ATLANTIC AND PACIFIC III L.P.
TA INVESTORS LLC
TA EXECUTIVES FUND LLC
SUMMIT INVESTORS III, L.P.
SUMMIT V ADVISORS FUND (QP), L.P.
SUMMIT V ADVISORS FUND, L.P.
SUMMIT V COMPANION FUND, L.P.
SUMMIT VENTURES V, L.P.
WESTCLIFF PARTNERS, LP.
WESTCLIFF AGGRESSIVE GROWTH, LP.
WESTCLIFF LONG/SHORT, LP.
WESTCLIFF MASTER FUND, LP.
PALM TRUST
WESTCLIFF PROFIT SHARING PLAN
WESTCLIFF SMALL CAP FUND, LP.
PENINSULA FUND L.P.